UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2003


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-27460                                          16-1158413
(Commission File Number)                    (I.R.S. Employer Identification No.)


205 Indigo Creek Drive, Rochester, New York                14626
 (Address of principal executive offices)               (Zip Code)


                                 (585) 256-0200
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On August 11, 2003,  Performance  Technologies  announced it had appointed  Mark
Rajkowski, chief operating officer digital and applied imaging and vice president of Eastman Kodak Company, to its Board of Directors.

Mr. Rajkowski joined Kodak in July 1998 as controller and was elected vice president of finance in May 2001. In this role, Mr. Rajkowski was responsible for all finance functions for the company's worldwide business units as well corporate financial planning and analysis. In January 2003, he was named chief operating officer of Kodak's Digital & Applied Imaging Division.

Mr. Rajkowski came to Kodak from PricewaterhouseCoopers LLP, where he was the Upstate New York Technology Group managing partner and an Audit and Business Advisory Services partner.

A press release  announcing  the foregoing  matter is filed  herewith as Exhibit
99.1


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

(c)      Exhibits.

         (99.1) Press release issued by Performance Technologies, Incorporated on August 11, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PERFORMANCE TECHNOLOGIES, INCORPORATED


August 11, 2003                          By:/s/       Donald L. Turrell
                                           -------------------------------------
                                                      Donald L. Turrell
                                                       President and
                                                    Chief Executive Officer




August 11, 2003                          By:/s/       Dorrance W. Lamb
                                           -------------------------------------
                                                      Dorrance W. Lamb
                                                  Chief Financial Officer and
                                                    Vice President, Finance

                                                                  Exhibit 99.1

                Performance Technologies Appoints Kodak Executive
                              to Board of Directors


ROCHESTER, N.Y. - August 11, 2003 - Performance Technologies (Nasdaq NM: PTIX), a leader in unified systems design for the communications, industrial and military markets, today announced it has appointed Mark Rajkowski, chief operating officer digital and applied imaging and vice president of Eastman Kodak Company, to its Board of Directors.

Mr. Rajkowski joined Kodak in July 1998 as controller and was elected vice president of finance in May 2001. In this role, Mr. Rajkowski was responsible for all finance functions for the company's worldwide business units as well corporate financial planning and analysis. In January 2003, he was named chief operating officer of Kodak's Digital & Applied Imaging Division, responsible for day-to-day operations of the company's fastest-growing business.

Mr. Rajkowski came to Kodak from PricewaterhouseCoopers LLP, where he was the Upstate New York Technology Group managing partner and an Audit and Business Advisory Services partner. He is a member of a number of professional associations, including the American Institute of Certified Public Accountants and the Financial Executives Institute. Mr. Rajkowski holds a BS in Accounting from Lehigh University and resides in the greater Rochester, New York area where Performance Technologies is headquartered.

"The current Board of Directors at Performance Technologies represents a multi-faceted experience base including significant background in corporate finance. However, with the ever-increasing emphasis placed on corporate governance, the Board was determined to further supplement its skill set in that area. To that end, Mark brings over 20 years of high-level experience in accounting and corporate finance as well as operational management in a leading edge technology arena," said John Slusser, Chairman of the Board. "We were pleased to find such a strong candidate in our local area and look forward to his contributions as Director and Audit Committee participant."